UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Astrotech Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 15, 2013

To the Shareholders of Astrotech Corporation:

You are cordially invited to attend the Annual Meeting of Shareholders for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 221 West 6th Street, 21st Floor, Austin, TX 78701 on April 26, 2013, at 9:00 a.m. (Central time). Information about the meeting, the nominees for directors, and the proposals to be considered are presented in this Notice of Annual Meeting and the proxy statement on the following pages. At the meeting you will be asked to consider and vote on the following matters:

(i)

to elect six directors to the Company’s Board of Directors;

(ii)

to ratify the appointment of Ernst & Young as independent auditors for the Company;

(iii)

to conduct an advisory vote on our executive compensation (the “Say-on-Pay” vote);

(iv)

to conduct an advisory vote on the frequency of future Say-on-Pay votes (the “Say-on-Frequency” vote); and

(v)

to transact any other business properly brought before the meeting.

The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the meeting. The Board of Directors has fixed the close of business on March 7, 2013 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

This proxy statement and accompanying WHITE proxy card are being mailed to our shareholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and Quarterly Report on Form 10-Q for the period ended December 31, 2012. Voting can be completed by returning the proxy card, through the telephone at 1-866-390-5376 or online at www.proxypush.com/ASTC. Only your latest-dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.  Further detail can be found on the proxy card and in the “Voting of Proxies” section included below.

Important notice regarding the availability of proxy materials of the shareholder meeting to be held on April 26, 2013: the proxy statement, Form 10-K and Form 10-Q are available at http://www.astrotech.com/investors/proxy-statements.

Thank you for your assistance in voting your shares promptly.

By Order of the Board of Directors,

Carlisle Kirkpatrick
Chief Financial Officer

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE

MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN

THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT

THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH

TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Astrotech Corporation (the “Company” or “Astrotech”), a Washington corporation, of proxies to be voted at the Annual Meeting of Shareholders to be held on April 26, 2013, at 9:00 a.m. (Central time) at 221 West 6th Street, 21st Floor, Austin, Texas 78701 (the “Annual Meeting”). This proxy statement, the accompanying proxy card, the Form 10-K for the fiscal year ended June 30, 2012 and the Form 10-Q for the period ending December 31, 2012 are being distributed to shareholders on or about March    , 2013.

At the meeting you will be asked to consider and vote on the following matters:

(i)

to elect six directors to the Company’s Board of Directors;

(ii)

to ratify the appointment of Ernst & Young as independent auditors for the Company;

(iii)

to conduct an advisory vote on our executive compensation (the “Say-on-Pay” vote);

(iv)

to conduct an advisory vote on the frequency of future Say-on-Pay votes (the “Say-on-Frequency” vote); and

(v)

to transact any other business properly brought before the meeting.

Internet Availability of Proxy Materials

In addition to mailing paper copies of the Company’s proxy statement, annual report on Form 10-K for the fiscal year ended June 30, 2012 and quarterly report on Form 10-Q for the period ending December 31, 2012, Astrotech is making these materials available to its shareholders via the Internet. The proxy statement, annual report on Form 10-K for the fiscal year ended June 30, 2012 and quarterly report on Form 10-Q for the period ending December 31, 2012 are available free of charge at http://www.astrotech.com/investors/proxy-statements.

Record Date and Voting Securities

The Board of Directors has fixed the close of business on March 7, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 19,486,727 outstanding shares of Astrotech’s common stock, no par value, including 16,666 shares of restricted stock with voting rights. Holders of common stock and restricted stock with voting rights are entitled to notice of the Annual Meeting and to one vote per share of common stock owned and restricted stock with voting rights granted as of the record date at the Annual Meeting. No shareholder shall be allowed to cumulate votes.

Proxies

The Board of Directors is soliciting a proxy in the form accompanying this proxy statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Thomas B. Pickens III and Mr. Carlisle Kirkpatrick are the persons named as proxy on the proxy card accompanying this proxy statement and are who the Board of Directors has selected to serve in such capacity. Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer. Mr. Kirkpatrick is Chief Financial Officer, Treasurer and Secretary of the Company.

Receipt of Multiple Proxy Cards

On October 31, 2012, Mr. John Porter stated his intention to propose four alternative director nominees for election at the Annual Meeting.  If Mr. Porter proceeds with his alternative nominations you may receive proxy solicitation materials from Mr. Porter, including an opposition proxy statement and proxy card.  Your Board of Directors unanimously recommends you disregard these materials.  If you have already voted using a proxy card provided by Mr. Porter, you have every right to change your vote by executing and returning the enclosed proxy card or by voting by telephone or via internet by following the instructions provided on the enclosed proxy card.  Only the latest dated proxy you submit will be counted.  If you vote to “WITHHOLD” your vote with respect to any director nominated by Mr. Porter using the proxy card provided by Mr. Porter, your vote will not be counted as a vote “FOR” the Board’s nominees and will result in the revocation of any previous vote you may have cast on the enclosed proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the enclosed proxy card.

We are not responsible for the accuracy of any information provided by or relating to Mr. Porter contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Mr. Porter.  Mr. Porter chooses which of our shareholders will receive his proxy solicitation materials.

Revocation of Proxies

Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Voting of Proxies

Because many Astrotech shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this proxy statement. Shareholders are urged to read carefully the material in this proxy statement and vote through one of the following methods:

1.

Fully completing, signing, dating and timely mailing the proxy card;

2.

Calling 1-866-390-5376 and following the instructions provided on the phone line; or

3.

Accessing the internet voting site at www.proxypush.com/ASTC and following the instructions provided on the website.

Please keep your proxy card with you when voting via the telephone or internet. All votes via the telephone or internet must be submitted by 5:00 p.m. (Eastern Time) on April 25, 2013 in order to be counted. Each proxy card that is (a) properly executed, (b) timely received by the Company before or at the Annual Meeting, and (c) not properly revoked by the shareholder pursuant to the instructions above will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the Board appointed proxy in accordance with the recommendations of the Board of Directors.

Vote Required for Quorum

The holders of at least a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum.

Vote Required for Director Elections

As a result of Mr. Porter’s declared intention to propose alternative director nominees, assuming such nominees are in fact proposed for election at the Annual Meeting and such nominees have not been withdrawn by Mr. Porter on or prior to the tenth day before we mail the Notice of Meeting in this Proxy Statement to our stockholders, there will be more nominees than available positions, and, as provided in the Company’s Bylaws, directors will be elected on a plurality basis.  This means that the six candidates receiving the highest number of “FOR” votes will be elected.  A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee.  Withhold votes and broker non-votes will have no effect on the outcome of the election. It will NOT help elect your Board if you sign and return proxies sent by Mr. Porter even if you vote to “WITHHOLD” your vote with respect to their directors using the proxy card provided by Mr. Porter. In fact, doing so may cancel any previous vote you cast on the Company’s proxy card.  The only way to support your Board’s nominees is to vote “FOR” the Board’s nominees on the enclosed proxy card.

Vote Required for Auditor Ratification

The vote of the majority of the outstanding shares of common stock, present (in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young as independent auditors for the Company (Proposal 2). Abstentions will be the equivalent of an “Against” vote for Proposal 2.

Vote Required for Say-on-Pay

The vote of the majority of the outstanding shares of common stock, present (in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the Say-on-Pay proposal (Proposal 3). Abstentions and broker non-votes do not constitute a vote “for” or “against” the proposal and will be disregarded in the calculation of “votes cast.”  Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, the Compensation Committee and our Board will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Vote Required for Say-on-Frequency

For the Say-on-Frequency vote (Proposal 4), the frequency - “1 Year,” “2 Years” or “3 Years” - receiving the highest number of affirmative votes of the holders of shares represented and voting at the Annual Meeting, either in person or by proxy, will be determined to be the preferred frequency of holding future votes regarding executive compensation.  Although the outcome of this advisory vote on the frequency of Say-on-Pay votes is non-binding, the Compensation Committee and our Board will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Method of Tabulation and Broker Voting

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. For Proposals 1 and 3, only votes “For” or “Against” such proposal will be counted, so broker non-votes will have no effect on determinations of plurality for that proposal. Proposal 2 is considered a “routine” matter, so brokers will be able to vote uninstructed shares on that proposal. For Proposal 4, only votes “For” a specified frequency will be counted, so broker non-votes will have no effect on determination of plurality for that proposal.

Form 10-K

Shareholders may obtain, without charge, a copy of the Company’s 2012 Annual Report on Form 10-K for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission (“SEC”) on September 28, 2012. In addition, shareholders may obtain, without charge, a copy of the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2012 as filed with the SEC on February 14, 2013. For copies, please contact Investor Relations at the address of the Company’s principal executive office: Astrotech Corporation, 401 Congress Ave, Suite 1650, Austin, Texas 78701. The Form 10-K and Form 10-Q are also available through the SEC’s website at www.sec.gov and through the Company’s website at http://www.astrotech.com/investors/proxy-statements.

GOVERNANCE OF ASTROTECH

The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Washington Business Corporation Act and the Amended and Restated Articles of Incorporation and Bylaws of the Company. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and other constituencies and to ensure that Astrotech’s activities are conducted in a responsible and ethical manner. The Board of Directors strives to ensure the success of the Company through the election and appointment of qualified management, which regularly keeps members of the Board of Directors informed regarding the Company’s business and industry. The Board of Directors is committed to the maintenance of sound corporate governance principles.

The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at www.astrotechcorp.com, “For Investors.” These include the following:

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Code of Ethics and Business Conduct

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Code of Ethics for Senior Financial Officers

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Shareholder Communications with Directors Policy

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Complaint and Reporting Procedures for Accounting and Auditing Matters

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Audit Committee Charter

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Compensation Committee Charter

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Corporate Governance and Nominating Committee Charter

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct applies to all directors, officers, and employees of Astrotech. The key principles of this code include acting legally and ethically, speaking up, getting advice, and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.astrotechcorp.com and is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.

Code of Ethics for Senior Financial Officers

The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and other designated senior financial professionals. The key principles of this Code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Professionals is available on the Company’s website at www.astrotechcorp.com and is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Professionals meets the requirements of a “Code of Ethics” under SEC rules.

Shareholder Communications with Directors Policy

The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to Astrotech Corporation, Shareholder Communications with the Board of Directors, Attn: Secretary, 401 Congress Ave, Suite 1650, Austin, Texas 78701. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Complaint and Reporting Procedures for Accounting and Auditing Matters

The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention, and treatment of complaints, reports, and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission of complaints, reports, and concerns by employees regarding questionable accounting or auditing matters. Complaints may be made to a toll-free independent “Integrity Helpline” telephone number and to a dedicated e-mail address. Complaints received are logged by the Company’s external legal counsel, communicated to the Company’s Audit Committee, and investigated under the direction of the Company’s Audit Committee. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report, or concern.

The Board of Directors Role in Risk Oversight

The Board of Directors strives to balance the risk and return ratio for all Astrotech stakeholders. In doing so, management maintains regular communication with the Board of Directors, both on a formal and informal basis. This includes conversations on the state of the business, the industry and the overall economic environment with Astrotech management during formal Board of Directors meetings, formal Committee meetings and in more frequent informal conversations. Additionally, the Board of Directors utilizes its Committees to consider specific topics which require further focus, skill sets and/or independence, such as the Audit Committee and the Compensation Committee.

Committees of the Board of Directors

During fiscal year 2012, the Board of Directors had three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each such committee currently consists of three persons and each member of the Audit, Compensation and Corporate Governance and Nominating Committees is required at the minimum to meet the independence requirements of the Nasdaq’s Listing Rules.

The Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee have adopted a charter that governs its authority, responsibilities and operation. The Company periodically reviews, both internally and with the Board of Directors, the provisions of the Sarbanes-Oxley Act of 2002, and the rules of the SEC and NASDAQ regarding corporate governance policies, processes and listing standards. In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter, and a Corporate Governance and Nominating Committee Charter, each of which may be found on the Company’s web site at www.astrotechcorp.com under “For Investors” or by writing to Astrotech Corporation, 401 Congress Avenue, Suite 1650, Austin, Texas 78701, Attention “Investor Relations” and requesting copies.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee was created by the Board of Directors. The Corporate Governance and Nominating Committee is comprised solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Corporate Governance and Nominating Committee and approved by the Board of Directors. The charter is available in the “For Investors” section of the Company’s web site at www.astrotechcorp.com. The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board of Directors members and recommending director nominees for the next Annual Meeting of Shareholders. As of the end of fiscal year 2012 the Corporate Governance and Nominating Committee consisted of Mr. Adams (Chairman), Ms. Manning and Mr. Oliva. During fiscal year 2012, the Corporate Governance and Nominating Committee met once.

Director Nomination Process

Astrotech’s six director nominees were approved by the Board of Directors in March 2013 after considering the recommendation of the Corporate Governance and Nominating Committee. The Company’s Articles of Incorporation provide that, with respect to any vacancies or newly created directorships, the Board of Directors will nominate individuals who receive a majority vote of the then sitting directors.

Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board of Directors. Other nominees may be proposed by current directors, members of management, or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees. Regarding the skills of the director candidate, the Corporate Governance and Nominating Committee considers individuals with industry and professional experience that complements the Company’s goals and strategic direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:

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the candidate’s independence;

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the candidate’s depth of business experience;

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the candidate’s availability to serve;

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the candidate’s integrity and personal and professional ethics;

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the diversity of experience and background relative to the Board of Directors as a whole; and

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the need for specific expertise on the Board of Directors.

The above criteria are not exhaustive and the Corporate Governance and Nominating Committee may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. In order to ensure that the Board of Directors consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board of Directors is a financial expert and a majority of the Board of Directors meet all applicable independence requirements, the Corporate Governance and Nominating Committee looks for how the candidate can adequately address his or her fiduciary requirement and contribute to building shareholder value. With regards to diversity, the Company does not have a formal policy for the consideration of diversity in Board of Director candidates, but Company practice has historically considered this in director nominees and the Company expects to continue to in future nomination and review processes.

The Corporate Governance and Nominating Committee will consider, for possible Board endorsement, director candidates recommended by stockholders.  For purposes of the 2014 Annual Meeting, the Governance and Nominating Committee will consider any nominations received by the Secretary from a shareholder of record on or before December 27, 2013 (the 120th calendar day before the one-year anniversary date of the release of these proxy materials to shareholders). Any such nomination must be made in writing, must be accompanied by all nominee information that is required under the federal securities laws and must include the nominee’s written consent to be named in the Proxy Statement. The nominee must be willing to allow the Company to complete a background check. The nominating shareholder must submit their name and address, as well as that of the beneficial owner, if applicable, and the class and number of shares of Astrotech common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.

The Audit Committee

The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The charter is available on the Company’s web site which is www.astrotechcorp.com. The Audit Committee is responsible for appointing and compensating a firm of independent auditors to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s independent auditors. The Audit Committee also reviews audit plans and procedures, changes in accounting policies, and the use of the independent auditors for non-audit services. As of the end of fiscal year 2012, the Audit Committee consisted of Mr. Oliva (Chairman), Mr. Russler, and Ms. Manning. During fiscal year 2012, the Audit Committee met seven times. The Board of Directors has determined that John A. Oliva, Daniel T. Russler, Jr. and Sha-Chelle Manning met the qualification guidelines as an “audit committee financial experts” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of Ernst & Young, the Company’s independent auditors. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals; provided, however, that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditors.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

The Report of the Audit Committee can be found in this proxy statement following the Proposal 2 description.

The Compensation Committee

The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee and approved by the Board of Directors in May 2004, and amended in May 2005. The charter is available on the Company’s web site, which is www.astrotechcorp.com. The Compensation Committee is responsible for determining the compensation and benefits of all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the Company’s 2008 Stock Incentive Plan, the 1994 Stock Incentive Plan, and the 1995 Directors’ Stock Option Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2012, the Compensation Committee consisted of Mr. Russler (Chairman), Mr. Readdy, and Mr. Oliva. During fiscal year 2012, the Compensation Committee met seven times.

Astrotech’s Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis required by item 402(b) of Regulation S-K and, based on such review and discussion, recommended to the Board of Directors that such Compensation Discussion and Analysis be included in Form 10-K for fiscal year ended June 30, 2012. The report of the Compensation Committee is set forth in the Form 10-K filed with the SEC on September 28, 2012.

Director Attendance at Annual Shareholders Meeting

The Board of Directors members are expected to attend the Annual Shareholders Meeting. All of the members of the Board of Directors who are standing for election attended last year’s Annual Meeting of Shareholders held on March 29, 2012.

Legal Proceedings

On January 10, 2013, a lawsuit was filed in the District Court of Travis County, Texas against the Company by John Porter, the former Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company.  In the lawsuit, Mr. Porter alleges various breaches of contract claims in connection with his termination from the Company on August 3, 2012.  Mr. Porter seeks monetary damages of at least $639,808.  The Company intends to vigorously defend the lawsuit.

On February 20, 2013, Mr. Porter also filed a shareholder derivative lawsuit in the District Court of Travis County, Texas against the current directors and the chief executive officer of the Company and against the Company, as nominal defendant. Mr. Porter’s complaint alleges, among other things, that the directors and chief executive officer breached fiduciary duties to the Company in connection with certain corporate transactions, including loans to subsidiaries and purchases of outstanding shares of the Company’s common stock. The lawsuit seeks actual damages in an amount to be proved at trial in addition to any other relief available, including equitable relief. The Company intends to vigorously defend the lawsuit.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based solely on written representations of the Company’s directors and executive officers and on copies of the reports that they have filed with the SEC, the Company’s belief is that all of Astrotech’s directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2012.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, has carefully considered all director nominees, including those proposed by Mr. Porter.  Upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has nominated Thomas B. Pickens III, Mark Adams, John A. Oliva, William F. Readdy, Sha-Chelle Manning and Daniel T. Russler, Jr. to the Board of Directors to serve as directors until the 2013 Annual Meeting of Shareholders. Each nominee has agreed to serve if elected.

All members of the Board of Directors are expected to be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or their earlier removal or resignation from office. The Company’s articles of incorporation authorize the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or their earlier removal or resignation from office.

The Board of Directors has determined that five of the six director nominees (indicated by asterisk in the following Table of “Information About Directors, Nominees and Executive Officers”) have no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ’s Listing Rules.

Not less than annually, the Board of Directors undertakes the review and approval of all related-party transactions. Related-party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of Astrotech’s shares and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and Business Conduct and for the purpose of determining whether any of such transactions impacted the independence of such directors. There were no such transactions in fiscal year 2012. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of Astrotech’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.

The Board of Directors held five meetings during fiscal year ended June 30, 2012 and all directors attended at least 75% of the meetings of the Board of Directors, with the exception of Mark Adams, who attended 67% of all meetings. The members of each committee and the chair of each committee are appointed annually by the Board of Directors.

Information about the number of shares of common stock beneficially owned by each director appears later in this proxy statement under the heading “Security Ownership of Directors, Executive Officers and Principal Shareholders.”

We urge you to vote for the nominees proposed by the Board by using only the enclosed proxy card and not to sign or vote any proxy card sent to you by any other person or entity, including Mr. Porter.  If you have already voted using a proxy card other than the proxy card enclosed, you can revoke it by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the internet or by telephone.  Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

The person named as proxy intend to vote the proxies “FOR” the election of each of these nominees unless you indicate on the enclosed proxy card a vote to “WITHHOLD” your vote with respect to any nominee.  If for some reason any director nominee is unable to serve, or for good cause will not serve if elected, the person named as proxy may vote for a substitute nominee recommended by the Board, and unless you indicate otherwise on the enclosed proxy card, the proxy will be voted in favor of the remaining nominees.  If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical information as required by SEC rules.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

Thomas B. Pickens III	Sha-Chelle Manning
William F. Readdy	Mark Adams
John A. Oliva	Daniel T. Russler, Jr.

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table shows information as of January 1, 2013 regarding members of and nominees for the Company’s Board of Directors:

Current & Nominee Directors	Principal Occupation	Age as of January 1, 2013	Director Since
Thomas B. Pickens III	Chairman and Chief Executive Officer of Astrotech Corporation	55	2004

Mark Adams*	Founder, President and CEO, Advocate MD Financial Group, Inc.	52	2007

John A. Oliva*	Managing Principal, Capital City Advisors, Inc.	56	2008

William F. Readdy*	Founder, Discovery Partners, International LLC	60	2008

Sha-Chelle Manning*	Managing Director, Nanoholdings LLC	45	2009

Daniel T. Russler, Jr.*	Principal, Family Asset Management LLC	49	2011

_______________________

*

Indicates an “independent director”

Current Directors Nominated for Re-election

Thomas B. Pickens III

Mr. Pickens was named Astrotech’s Chief Executive Officer in January 2007 and Chairman in February 2008. In 1985, Mr. Pickens founded T.B. Pickens & Co., a company that provides consulting services to corporations, public institutions, and start-up organizations. Additionally, Mr. Pickens is the Managing Partner and Founder of Tactic Advisors, Inc., a company specializing in corporate turnarounds on behalf of creditors and investors that have aggregated to over $20 billion in value. Since 1985, Mr. Pickens has served as President of T.B. Pickens & Co. From 1991 to 2002, Mr. Pickens was the Founder and Chairman of U.S. Utilities, Inc., a company which operated 114 water and sewer utilities on behalf of various companies affiliated with Mr. Pickens. From 1995 to 1999, Mr. Pickens directed over 20 direct investments in various venture capital investments and was Founder and Chairman of the Code Corporation. From 1988 to 1993, Mr. Pickens was the Chairman of Catalyst Energy Corporation and was Chairman of United Thermal Corporation (NYSE). Mr. Pickens was also the President of Golden Bear Corporation, Slate Creek Corporation, Eury Dam Corporation, Century Power Corporation, and Vidilia Hydroelectric Corporation. From 1982 to 1988, Mr. Pickens founded Beta Computer Systems, Inc., and Sumpter Partners, and was the General Partner of Grace Pickens Acquisition L.P.

Mr. Pickens has served as a director since 2004 and became CEO in 2007. He brings a historical understanding of Astrotech and serves a key leadership role on the Board of Directors, providing the Board of Directors with in-depth knowledge on Astrotech’s and the industry’s challenges and opportunities. Mr. Pickens was intimately involved with the transformation of the Company from the legacy SPACEHAB business to the current core business of Astrotech Space Operations, including the conversion of over $50 million in debt to equity positions. Currently, Mr. Pickens communicates management’s perspectives on company strategy, operations and financial results to the Board of Directors. Mr. Pickens’ has extensive senior management experience, as well as experience as a member of multiple corporate boards.

Mark Adams

Mr. Adams founded Advocate, MD Financial Group, Inc., a leading Texas-based medical liability insurance holding company, in July 2003. Since July 2003, Mr. Adams has served as its Chairman, President, and Chief Executive Officer. He is also a founding partner in several other companies including the Endowment Development Group, a Houston-based life insurance company specializing in placing large multimillion dollar life insurance policies throughout the U.S. market. Mr. Adams founded Murphy Adams Restaurant Group in 2007 which owns and operates Mama Fu’s Asian House restaurants throughout the southeast United States. In 2008, Mr. Adams founded Small Business United, LLC, a non-profit organization that supports small businesses. Also in 2008, Mr. Adams co-founded ETMG (Employer’s Trust Management Group), LLC. Additionally in 2008, Mr. Adams founded Sozo Global, LLC, a rapidly expanding, international network marketing functional beverage and nutritional products company. Mr. Adams is the winner of the 2008 Prestigious Ernst and Young Entrepreneur of the Year Award for Central Texas. After his career with global public companies such as Xerox and Johnson & Johnson (1985-1988), beginning in 1988, Mr. Adams then spent the next 12 years at Bostik Adhesives where he served in senior management, sales and strategic business management roles for their worldwide markets in North America, Latin America, Asia, and Europe. In 1997, Mr. Adams then served as Global Sales Director for Bostik and General Manager of Bostik’s J.V. Company Nitta-Findley based in Osaka, Japan and later purchased a minority interest in Ward Adhesives, Inc. and served as General Manager, and Vice President of Sales and Marketing. Mr. Adams is also an advisory board member for the

McCoy College of Business at Texas State University. Additionally, Mr. Adams has served as a director of Murphy Adams Restaurant Group, LLC, Ex-Pel, Inc., KLD Energy Technologies, Inc., Powerstations, LLC, Belize Grocery, LLC and Sundance, LLC. He has also served as chief executive officer of ETMG (Employers Test Management Group), LLC, Sozo Global, LLC, Viva Chocolate, LLC.

Mr. Adams brings to our Board a wide range of experience in business, with a particular focus on entrepreneurism. He has brought his diversity of thought to the Board of Directors since 2007, which positions him as the longest tenured director other than Mr. Pickens. As stated above, Mr. Adams serves as a director for several public and private companies, including Astrotech, providing the Board with expertise in management and corporate governance. Mr. Adams serves as the Chairman of the Corporate Governance and Nominating Committee.

John A. Oliva

John A. Oliva has 32 years of experience in the private equity, investment banking, capital markets, branch management, and asset management sectors. Since 2002, Mr. Oliva has been the Managing Principal of Southeastern Capital Partners BD Inc., a FINRA registered broker/dealer and independent investment banking and advisory firm. Since 2002, Southeast Capital Partners has provided financial advisory services, including mergers/acquisitions, underwriting and raising expansion capital to select mid-tier companies. In addition, Mr. Oliva is the Managing Partner of Capital City Advisors Inc., which provides private merchant banking services to clients in Europe and Asia.

Mr. Oliva holds various FINRA licenses including the Managing Principal and Financial Principal licenses. Prior to the formation of CCA and Southeastern Capital Partners, Mr. Oliva worked for Morgan Stanley & Co and served as an advisor to their Private Wealth Management group, developing, reviewing and implementing solutions for the firms’ investment banking clients. He was also a group manager. Mr. Oliva was nationally recognized for achievements at Morgan Stanley & Co and Shearson/Lehman Brothers in the asset management and investment banking sector. Mr. Oliva performed similar roles at Interstate/Johnson Lane and The Robinson Humphrey Company. Mr. Oliva also worked on the floor of the New York Stock Exchange.

Mr. Oliva has served on the Board of Directors since 2008 and provides expert advice to the Board of Directors on financial issues. Mr. Oliva plays a crucial role in risk management, providing advice and direction to management on a number of issues ranging from SEC filings, debt transactions and auditor independence. The Board of Directors has determined that Mr. Oliva meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Oliva is Chairman of the Audit Committee and serves on the Compensation Committee and the Governance and Nominating Committee.

William F. Readdy

From 1974 to 2005, Mr. Readdy served the United States as a naval aviator, pilot astronaut, military officer, and civil service executive. Retiring from the National Aeronautics and Space Administration (“NASA”) in September 2005, Mr. Readdy established Discovery Partners International LLC, a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries. Since its formation, Mr. Readdy has served as Managing Partner.

In addition, Mr. Readdy currently serves on the board of directors of American Pacific Corporation, a company that manufactures active pharmaceutical ingredients and registered intermediates, energetic products used primarily in space flight and defense systems, clean fire- extinguishing agents and water treatment equipment. Mr. Readdy is also chairman of GeoMetWatch, Inc., a startup company offering commercial satellite weather products.

In the late 1970s and early 1980s he served as a naval test pilot. Mr. Readdy joined NASA in 1986 and in 1987 became a member of the astronaut corps, but continued his military service in the Naval Reserve, attaining the rank of captain in 2000. Mr. Readdy logged more than 672 hours in space on three shuttle missions. In 1996 he commanded the space shuttle “Atlantis” on a docking mission to the Russian “Mir” space station.

In 2001, Mr. Readdy was appointed NASA’s Associate Administrator for Space Operations responsible for NASA’s major programs, several field centers and an annual budget approaching $7 billion. Following the loss of space shuttle “Columbia” in February 2003, Mr. Readdy chaired NASA’s Space Flight Leadership Council, and oversaw the agency’s recovery from the accident and the shuttle’s successful return to flight in July 2005. Mr. Readdy was honored as a Presidential Meritorious Rank Executive in 2003 and in 2005 was awarded NASA’s highest honor, the Distinguished Service Medal for the second time. In addition to the Distinguished Flying Cross he is the recipient of numerous national and international aviation and space awards, and has been recognized for his contributions to aerospace safety.

Mr. Readdy brings to the Company tremendous background and experience with NASA, the U.S. Department of Defense and with the aerospace industry in general, which are primary focuses of the Company. He also brings to the Company an extensive knowledge of public policy, program management and contracting matters involving military, civil and commercial space programs. Mr. Readdy serves on the Compensation Committee.

Sha-Chelle Manning

Sha-Chelle Manning is a founding partner of Manti Ventures, a privately held advanced technology investment group.  In September, 2013, Ms. Manning was appointed as a volunteer member of the Texas Emerging Technology Advisory Committee, which recommends proposals eligible for funding through the Texas Emerging Technology Fund.

From September 1, 2008 to April 30, 2010, Sha-Chelle Manning has been Managing Director for Nanoholdings LLC, a company focused on oil and gas exploration through nano-enabled solutions. From January 2007 to December 31, 2008, Ms. Manning was a Vice President at Authentix, a Carlyle company that is a recognized leader in nano solutions for Fortune 500 companies and governments around the world for brand protection, excise tax recovery, and authentication of security documents and pharmaceutical drugs. From September 2005 to April 2007, Ms. Manning was a consultant to the Office of the Governor of Texas, Rick Perry, where she led the development of the Texas nanotechnology strategic plan.

Prior to these assignments, Ms. Manning was Director of Alliances at Zyvex Corporation from August 2002 to September 2005, where she was responsible for the commercialization of nanotechnology products introduced and sold into the marketplace in partnership with key government agencies and industry. Ms. Manning also served as Vice President for Winstar Communications New Media.

Ms. Manning brings to our Board a wide range of experience in management and executive strategic consulting positions for companies focusing on high-technology solutions or services. Additionally, her interaction with local, state and federal governments throughout her career provides significant experience with government affairs, particularly in the State of Texas. Ms. Manning serves on the Corporate Governance and Nominating Committee and the Audit Committee. The Board of Directors has determined that Ms. Manning meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.

Daniel T. Russler, Jr.

Daniel Russler has more than 20 years of capital markets, development, and entrepreneurial experiences, including an extensive background in sales and trading of a broad variety of equity, fixed income and private placement securities. Since 2003, Mr. Russler has been the Principal Partner of Family Asset Management, LLC, a multi-family office providing high net worth individuals and families with financial services. Mr. Russler has held portfolio and risk management positions at First Union Securities, Inc., J.C. Bradford & Co, William R. Hough & Co, New Japan Securities International and Bankers Trust Company. His background also includes experience in project and structured finance at U.S. Generating Company.

Mr. Russler received a master’s in business administration from the Owen Graduate School of Management at Vanderbilt University and a bachelor’s degree in English and political science from the University of North Carolina. He currently serves as the Senior Warden Emeritus at St. Philips Church and on its finance committee. Dan is also active in Charleston’s youth sports programs.

Mr. Russler is the newest proposed addition to the Board of Directors and has extensive knowledge of finance, entrepreneurship, investment allocation and capital raising matters that the Board of Directors feels will add value to the shareholders. Mr. Russler’s qualifications and background were deemed to meet the Company’s requirements of an independent director by the Board of Directors in February 2011. Mr. Russler is Chairman of the Compensation Committee and serves on the Audit Committee. The Board of Directors has determined that Mr. Russler meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.

Director Independence and Financial Experts

The Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee charters require that each member meet: (1) all applicable criteria defining “independence” that may be prescribed from time to time under NASDAQ Listing Rule 5605(a)(2), Rule 10A-(3) under the Securities Exchange Act of 1934, and other related rules and listing standards, (2) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (3) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.

The Company’s Board of Directors also annually makes an affirmative determination that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer nor an employee of Astrotech or any of its subsidiaries nor an individual that has any relationship with Astrotech or any of its subsidiaries, or with management (either directly or as a partner, shareholder or officer of an entity that has such a relationship) which, in the Board of Director’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, a director is presumptively considered not independent if:

•

The director, at any time within the past three years, was employed by Astrotech or any of its subsidiaries;

•

The director or a family member received payments from Astrotech or any of its subsidiaries in excess of $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, form investments in the Company’s securities or from certain other qualifying exceptions);

•

The director is, or has a family member who is a partner in, an executive officer or controlling shareholder of any entity to which Astrotech made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•

The director is a family member of a person who is, or at any time during the three prior years was employed as an executive officer by Astrotech or any of its subsidiaries;

•

The director is, or has a family member who is employed as an executive officer of another entity where at any time within the prior three years any of Astrotech’s officers served on the compensation committee of the other entity; or

•

The director is, or has a family member who is a current partner of Astrotech Corporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.

The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules: Mark Adams; John A. Oliva; William F. Readdy; Sha-Chelle Manning and Daniel T. Russler, Jr. In determining Sha-Chelle Manning's status as an "independent director," the Board of Directors specifically considered Ms. Manning's appointment in September 2012 as a volunteer member of the Texas Emerging Technology Advisory Committee. The Texas Emerging Technology Advisory Committee recommends proposals eligible for funding through the Texas Emerging Technology Fund. As previously disclosed, 1st Detect, a subsidiary of the Company, was the recipient of funding through the Texas Emerging Technology Fund in 2010.

The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.

Named Executive Officers and Key Employees of the Company who are Not Nominees

Set forth below is a summary of the background and business experience of the executive officers of the Company who are not nominees of the Board of Directors:

Name	Position(s)	Age as of Jan 1, 2013	With Company Since
Carlisle Kirkpatrick	Chief Financial Officer, Treasurer and Secretary	45	2012
Don M. White	Senior Vice President, GM of Astrotech Space Operations	49	2005
John M. Porter(1)	Senior Vice President, Chief Financial Officer and Secretary	40	2008

(1) Mr. Porter was terminated on August 3, 2012.

Carlisle Kirkpatrick

Mr. Kirkpatrick joined Astrotech in August 2012 and serves as the Company’s Chief Financial Officer, Treasurer and Secretary. He is responsible for overall strategic planning, corporate development and finance. His primary areas of focus are utilizing financial management to support the core spacecraft payload processing business while efficiently advancing the Company’s biotechnology initiatives in microgravity processing and commercializing advanced technologies that have been developed in and around the space industry.

Prior to joining the Company, Mr. Kirkpatrick served as a Managing Director of IncuHive, LLC, a business incubator focused on developing early and middle stage companies in the mobile commerce and risk solutions space.  From November 2006 to November 2010, Mr. Kirkpatrick served as Executive Vice President and Chief Financial Officer of Authentium, Inc.  In that capacity, Mr. Kirkpatrick was responsible for all aspects of the company’s financial matters, including financial reporting and accounting, cash management and financing.  From January 2001 to November 2006, Mr. Kirkpatrick served as Vice President, Corporate Development with Seisint, later acquired by LexisNexis Risk Solutions (a division of Reed Elsevier), and was responsible for the company’s middle market M&A activities and FP&A group.  From July 1998 to January 2001, Mr. Kirkpatrick served as a Managing Principal and founding member of Accenture’s venture capital group, which managed $500 million in partner capital and invested in over 100 high-tech companies worldwide.

Don M. White

Don M. White has been instrumental in leading Astrotech’s satellite processing operations since 2005. As Senior Vice President and General Manager of Astrotech Space Operations, Mr. White oversees a rigorous satellite payload processing schedule. He is also responsible for expanding business services, improving profitability, and managing current contracts. Additionally, Mr. White maintains ongoing negotiations with all customers, pledging that every mission contract process is streamlined with the utmost efficacy and safety.

Prior to joining the Astrotech team, Mr. White was employed at Lockheed Martin as their Payloads/Ordnance Chief Engineer. He was then promoted to Mission Support Manager, leading various aspects of the Atlas V Development Program. Mr. White’s extensive aerospace experience also includes providing leadership to the Titan and Shuttle External Tank programs while at Martin Marietta Corporation.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL
SHAREHOLDERS

The following table sets forth as of March 7, 2013, certain information regarding the beneficial ownership of the Company’s outstanding common stock held by (i) each person known by the Company to be a beneficial owner of more than five percent of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and two most highly compensated executive officers at the end of the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by such party.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership #	Shares Subject to Options ($)	Total($)	Percentage of Class(1)
Certain Beneficial Owners
Bruce & Co., Inc.(2)	1,070,073	—	1,070,073	5.5%

Non-Employee Directors: (3)
Mark Adams	450,019	41,000	491,019	2.5%
John A. Oliva	170,000	45,000	215,000	1.1%
William F. Readdy	150,000	40,000	190,000	1.0%
Sha-Chelle Devlin Manning	135,000	—	135,000	*
Daniel T. Russler	25,000	—	25,000	*
Named Executive Officers:
Thomas B. Pickens III	3,733,746	500	3,734,246	19.2%
Carlisle Kirkpatrick	—	—	—	*
John M. Porter(4)	350,000	—	350,000	1.8%
Don M. White	85,900	51,200	137,100	*
All Directors and Named Executive Officers as a Group (9 persons)	5,099,665	172,700	5,277,365	27.1%

*

Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.

#

Includes unvested restricted stock grants.

(1)

Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of March 7, 2013, we had 19,486,727 shares of common stock outstanding, including 16,666 of restricted stock with voting rights.

(2)

Bruce & Co., Inc., is the investment manager for Bruce Fund, Inc., a Maryland registered investment company with its principle business conducted at 20 North Wacker Dr., Suite 2414, Chicago, IL 60606.

(3)

The applicable address for all non-employee directors and named executive officers is c/o Astrotech Corporation, 401 Congress Ave., Suite 1650, Austin, TX 78701.

(4)

Mr. Porter was terminated on August 3, 2012.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

As the leading commercial provider of payload processing services, ASO strives to provide our customers with the most advanced facilities and customer support that are unparalleled in the industry.  With that mission in mind, ASO is continuously working to secure additional government and commercial customers that require our unique capabilities.  Additionally, ASO works to further grow the business with our service offering designing, building, and operating spacecraft processing equipment and facilities.

Achieving our Company’s aspirations requires a highly skilled, motivated team.  Thus, our compensation system is designed to be competitive with those of other companies that compete for highly skilled technical employees and executives.  Our performance-based compensation system is intended to include incentives for innovation and entrepreneurial spirit.

Guiding Principles

The Compensation Committee strives to achieve our strategic objectives by designing our compensation program to offer competitive base compensation to attract and retain experienced qualified executives while offering incentives to foster the innovation and entrepreneurial spirit necessary for executing our business strategy and rewards for successful achievement of performance goals.  In designing our executive compensation program, we are guided by five principles:

•

Establish target compensation levels that are competitive within the industries and the markets in which we compete for executive talent;

•

Structure executive compensation so that our executives share in Astrotech’s successes and failures by correlating compensation with target levels based upon business performance;

•

Link pay to performance by making a percentage of total executive compensation variable, or “at risk”, through an annual determination of performance-based incentive compensation;

•

Align a portion of executive pay with shareholder interests through equity awards; and

•

Maintain a company-wide entrepreneurial atmosphere by minimizing special “executive only” benefits or prerequisites.

Operation of the Compensation Committee

The Compensation Committee of the Board of Directors administers our executive compensation program and monitors the Company’s overall compensation strategy to ensure that executive compensation supports the Company’s business objectives.  The Compensation Committee reviews and determines salary, short-term incentives, long-term incentives and other benefits for the Company’s Chief Executive Officer (“CEO”) and certain named executive officers (“NEOs”).

For a more complete discussion of the responsibilities of the Compensation Committee, see the Operations of the Board of Directors — The Compensation Committee, and the charter for the Compensation Committee, posted on our web site at www.astrotechcorp.com.

The Compensation Program

The key components of our current compensation program for Astrotech executive officers are:

•

Base salary;

•

Short-term cash incentives;

•

Long-term performance-based and other equity awards; and

•

Other benefits.

To remain competitive, the Compensation Committee periodically benchmarks our executive compensation program to determine how actual compensation targets and levels compare to our overall philosophy and target markets.  The primary purpose of the benchmarking process is to provide the Compensation Committee with data from a peer group of companies to use as a guide in determining Astrotech performance compensation.  The peer group is comprised of a mix of public companies that are as follows:

•

Geographically similar to the location of our Austin headquarters;

•

In the aerospace, defense and government contractor industries; and

•

Are of approximate size and complexity.

The list of companies used as the basis for benchmarking for the year ended June 30, 2012 is as follows:

•

Integral Systems

•

Herley Industries

•

Ceradyne Inc.

•

Sypris Solutions

•

Orbital Science Corporation

•

Valence Technology

•

Active Power

•

Convio

•

SolarWinds

•

Luminex

•

KVH Industries

This benchmarking considers information from proxy data for the peer group’s CEO and NEOs and was last presented to the Compensation Committee in August 2012.  The Compensation Committee determined that the companies included in the peer group were reasonably similar to Astrotech.  The Compensation Committee used the benchmark information as external market-based data points when determining the compensation levels for each of the NEOs.  During the course of setting the NEO incentive compensation for 2012 and the salary for 2013, the Compensation Committee considered factors such as company and individual performance, in addition to, and along with, the benchmark information.

Other Considerations in Determining Executive Compensation

We believe that our executive compensation properly incentivizes our senior management to focus on the overall goals of the Company.  Each element of our Executive Compensation Program is structured towards specific objectives.  If a unique situation occurs where incentive goal adjustment or stock option repricing are considered, the Compensation Committee will perform a review of the individual facts and circumstances before taking any action.

Role of the Compensation Committee and CEO in Determining Executive Compensation

Mr. Pickens is not a member of the Compensation Committee.  He did not attend the Compensation Committee meetings in July 2011 or August 2012, which discussed NEO and all other employee compensation.

Base Salary

Base salary is designed to compensate our employees in part for their roles and responsibilities, and also to provide a fixed level of compensation that serves as a retention tool throughout the executive’s career.  Initial base salaries were set considering each executive’s roles and responsibilities, current skills, future potential and comparable market compensation.  Typically, the Compensation Committee reviews the base salaries of each NEO annually.  Adjustments are made based on individual performance, changes in roles and responsibilities, and external market data for similar positions.

Short-Term Cash Incentives

At the discretion of the Compensation Committee, we provide annual incentive awards designed to reward the achievement of financial results measured over the fiscal year in which that compensation is earned.  Generally, we compute the short-term cash incentives after the end of each fiscal year and make the cash awards during the first quarter of the next fiscal year.  All employees of the Company are eligible, based upon maximum award levels stated as a percentage of base salary (“Payout Percentage”).  The maximum award levels are set within our salary-grade structure for each salary grade ranging from 5°/о to 50°/о.

For fiscal year 2012, the Compensation Committee approved short-term cash incentives encompassing three equally weighted “Bonus Elements,” each based upon specific objectives set by the Compensation Committee at the beginning of the fiscal year.  The sum of the Payout Percentage for each of the Bonus Elements, then is applied to the award levels for each employee to determine the Bonus Award.  For fiscal year 2012, the Compensation Committee had established the following three Bonus Elements:

•

Individual Performance — A Payout Percentage of up to 33°/о of the individual’s total bonus is based upon the officer or employee’s performance of his job responsibilities and achievement of individual goals as determined through the annual performance review process.

•

Business Unit Performance — A Payout Percentage of up to 33°/о of the individual’s total bonus is to be awarded based upon the financial performance of the officer or employee’s business unit based upon net income, relative to the approved budget for the fiscal year.

•

Corporate Performance — A Payout Percentage of up to 33°/о of the individual’s total bonus is to be awarded based upon the financial performance of the Company, as measured by comparing the approved budget of revenue, net income and backlog to actual results for the fiscal year.

Given the dynamic marketplace and the possibility of unforeseen developments, the Compensation Committee has discretionary authority to adjust such awards to reflect actual performance in light of such developments or to make other discretionary adjustments to the overall Payout Percentage or to individual employee bonuses.  Bonus maximum award levels range from 30°/о to 50°/о of base salaries for our NEOs.  On average, we target our short term cash incentives to comprise approximately 15°/о of the total compensation package of our NEOs.

During the review of the fiscal year ended June 30, 2012, the Compensation Committee held multiple meetings to discuss NEO performance versus a set of financial and non-financial performance targets, some of which extend beyond the current year, including:

•

The Company meeting or exceeding the 2012 budget for revenue

•

The Company meeting or exceeding the 2012 budget for net income

•

Optimizing the Company’s capital structure

•

Reducing controllable costs in order to allow reinvestment in potential growth initiatives

•

Continuing business development for ASO

•

Advancing the Spacetech initiatives

•

Other activities designed to progress the overall value of the Company

In determining 2012 incentive compensation, the Compensation Committee reviewed each goal individually and discussed how the goals impacted the Company.  While the Company appreciates the ease compensation plans which use simplistic goals based primarily on a financial performance measure, such as net income or adjusted income, the Compensation Committee believes that it is important for the Company to have additional goals which are designed to increase shareholder value in the current year and over a longer time horizon.  As such, there is not a specific formula for the non-financial goals or a set of performance targets that must be achieved in order for NEOs to earn their incentive compensation, nor are the non-financial goals all equally weighted in the view of the Compensation Committee.  Additionally, the bonus philosophy requires the Compensation Committee to review individual performance when determining annual incentive pay.

Following a thorough review and discussion, the fiscal year 2012 actual cash incentive award was determined by the Compensation Committee for each NEO.  The percentage of target paid reflects the overall decision by the Compensation Committee on the combination of factors described above, including, but not limited to, the performance against the fiscal year 2012 budget, the non-financial quantitative goals that each NEO worked to complete, and the individual performance of the NEO.  The Compensation Committee decision culminated in the following awards for fiscal year 2012: Mr. Pickens’ cash incentive of $185,000 represented 93°/о of his target and Mr. White’s cash incentive of $125,000 represented 111°/о of his target.

Long-Term Non-cash Incentive Awards

Our long-term incentive awards are used to link Company performance and increases in shareholder value to the total compensation of our NEOs.  These awards are also key components of our ability to attract and retain our NEOs.  The annualized value of the awards to our NEOs is intended to be a significant component of the overall compensation package.  On average, and assuming performance is on target, these awards are targeted to represent up to 40°/о of the total compensation package, consistent with our emphasis on linking executive pay to shareholder value.

Our shareholder-approved incentive plans allow for the granting of stock options based upon Astrotech’s stock prices in the public markets.  Stock options are granted with an exercise price not less than the market price of our common stock on the grant date.  Options generally vest over a period of four years with 25°/о becoming exercisable on each anniversary of the grant date as long as the recipient is still employed by the Company on the date of vesting, and generally expire after ten years.

Stock awards, restricted stock grants and stock option awards were made to our NEOs in August 2010 and November 2010, in the amounts set forth in the table labeled Fiscal Year 2011 Grants of Plan-Based Awards.

Benefits

Our benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract and retain high caliber executives and other employees.  Astrotech’s primary benefits for executives include participation in the Company’s broad-based plans: the 401(k) Plan, the Company’s health, dental and vision plans and term life and disability insurance plans.  The Company also provides certain executives, including some NEOs, with supplemental disability insurance.  This plan offers additional income protection to Senior Vice Presidents and above and is provided to supplement the monthly benefit amounts that are capped in the general disability policy.  The Company provides 1.5 times of each NEOs annual base salary to a maximum of $300,000 in term life insurance and pays the premium for such insurance.  The fair value of premiums paid in excess of IRS limitations are included as other income reported for the NEO.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its NEOs.  The agreements provide that the Company shall indemnify and hold harmless each indemnitee from liabilities incurred as a result of such indemnitee’s status as an officer or employee of the Company, subject to certain limitations.

Post-Termination Compensation

The Compensation Committee believes that severance benefits and change of control benefits are necessary in order to attract and retain the caliber and quality of executive that the Company needs in its most senior positions.  These benefits are particularly important to provide for continuity of senior management allowing executives to focus on results and long-term strategic initiatives.

As of June 30, 2012, Mr. Pickens and Mr. White were the executives with existing employment contracts.  In July 2010, Mr. Royston was terminated from Astrotech.  The agreements provide for severance payments and benefits if termination occurs without “cause” or if the executive leaves for “good reason.”  There is also additional compensation provided in circumstances following such termination after a “change in control.” Additional information regarding the severance and change in control payments, including a definition of key terms and a quantification of benefits that would have been received by our NEOs at termination is found under Potential Payments upon Termination or Change in Control, which follows.

Stock Ownership Guidelines

The Company has not established stock ownership guidelines.

 Tax Deductibility Policy

The Compensation Committee considers the deductibility of compensation for federal income tax purposes in the design of the Company’s compensation programs.  We believe that all of the incentive compensation paid to our NEOs for fiscal year 2012 qualifies as “performance-based compensation” and thus, is fully deductible by the Company for federal income tax purposes.  While we generally seek to ensure the deductibility of the incentive compensation paid to our NEOs, the Compensation Committee intends to retain the flexibility necessary to provide cash and equity compensation in line with competitive practice, our compensation philosophy, and the best interest of our Shareholders even if these amounts are not fully tax deductible.  The employment agreements between the Company and its NEOs provide for interpretation, operation and administration consistent with the intent of Section 409A of the Internal Revenue Code, to the extent applicable.

Executive Compensation

The Summary Compensation Table provides compensation information about Astrotech’s principal executive officer, principal financial officer and the other most highly compensated executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Spacetech Incentive Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Thomas B. Pickens III;	2012	399,000	185,000	86,740	—	13,673	684,413
Chief Executive Officer	2011	399,000	90,077	62,359	17,140	18,798	587,374

Don M. White(5);	2012	225,000	125,000	43,370	—	9,591	402,961
Sr. VP, GM of Astrotech Space Operations	2011	225,000	70,750	17,460	—	11,664	324,874

John M. Porter (6);	2012	275,000	—	—	—	15,379	290,379
Former Chief Financial Officer	2011	275,000	50,000	49,887	12,855	10,994	398,736

(1)

See narrative on Short-term Cash Incentives: Bonus was awarded in August 2012 for performance in fiscal year 2012.

(2)

See narrative on Long-term Incentive Non-cash Awards: Includes options granted on August 21, 2012, Mr. Pickens received 100,000 options and Mr. White received 50,000 options in Astrotech, these options vest upon a stock closing price of $1.50 and have a strike price of $1.20.  Includes options granted on September 13, 2011, Mr. Pickens received 112,500 options, Mr. Porter received 90,000 options and Mr. White received 31,500 options in Astrotech, these options vest upon a stock closing price of $1.50 and have a strike price of $0.71.  For a discussion of the assumptions we made in valuing the stock, see Note 2 (“Summary of Significant Accounting Policies: Share-Based Compensation”) and Note 10 (“Common Stock Incentive, Stock Purchase Plans and Other Compensation Plans”).

(3)

Includes options granted on September 13, 2011.  Mr. Pickens received 200 options and Mr. Porter received 150 options in 1st Detect.  For a discussion of the assumptions we made in valuing the stock, see Note 2 (“Summary of Significant Accounting Policies: Share-Based Compensation”) and Note 10 (“Common Stock Incentive, Stock Purchase Plans and Other Compensation Plans”).

(4)

See Schedule of All Other Compensation that follows for further detail.

(5)

In addition to his fiscal year 2011 performance bonus of $63,250, Mr. White was awarded a bonus of $7,500 in February 2011 as a result of his participation in the Company’s long term cash incentive plan.

(6)

Mr. Porter was terminated on August 3, 2012.

Schedule of All Other Compensation for Fiscal Year 2012

Named Executive Officer	401(K) Plan Company Matching Contributions ($)	Supplemental Disability Insurance Premium ($)	Other Benefits ($)	Total ($)

Thomas B. Pickens III (1)	—	1,673	12,000	13,673

Don M. White Jr.	8,647	944	—	9,591

John M. Porter (2)	14,266	1,153	—	15,379

(1)

Mr. Pickens employment contract includes a car allowance of $1,000 per month.

(2)

Mr. Porter was terminated on August 3, 2012.

Fiscal Year 2012 Grants of Plan-Based Awards

The following table shows additional information regarding: (i) the target and presumed maximum level of annual cash incentive awards for the Company’s executive officers for performance during fiscal year 2012, as established by the Compensation Committee; and (ii) Astrotech equity awards granted in August 2012 that were awarded to help retain the NEOs and focus their attention on building shareholder value.  The actual amount of the annual cash incentive award received by each NEO for performance during fiscal year 2012 is shown in the Fiscal Year 2012 Summary Compensation Table.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards		All Other Option Awards:
Name	Target ($)(1)	Maximum ($)(1)	Number of Securities Underlying Options	Spacetech Options (#)	Grant Date Fair Value of Equity ($)	Grant Date of Equity Awards

Thomas B Pickens	119,700	199,500	100,000	—	86,740	August 21, 2012

Don M. White Jr.	67,500	112,500	50,000	—	43,370	August 21, 2012

(1)

Estimated bonus for Mr. Pickens and Mr. White are computed at a maximum of 50% of base salary.  Estimated target bonus percentage is 30% of base salary.

The fiscal year 2012 actual cash incentive award was determined by the Compensation Committee for each NEO. Mr. Pickens’ bonus of $185,000 represented 93°/о of his maximum bonus and 46°/о of his salary.  Mr. White’s bonus of $125,000 represented 111°/о of his maximum bonus and 56°/о of his salary.  The bonuses were based on performance for the fiscal year 2012 (further detail is provided in the Short-Term Cash Incentives discussion).

Employment Agreements

During fiscal year 2012, the Company had employments agreements in place with Mr. Pickens and Mr. White.  Each employment agreement sets forth, among other things, the NEO’s minimum base salary, bonus opportunities and provisions with respect to certain payments and other benefits upon termination of employment under certain circumstances such as without “Cause,” leaving employment for “Good Reason” or a “Change in Control.” Please see Potential Payments Upon Termination or Change in Control for a description of such provisions.

The minimum base salary set in the employment agreement for Mr. Pickens is $360,000 and for Mr. White is $184,765.  The NEOs are eligible for short-term cash incentives, as are all employees of the Company.  All NEO’s maximum bonus is 50%, subject to Compensation Committee discretion.

Awards

On January 19, 2010, an independent committee of the Board of Directors of 1st Detect, a subsidiary of the Company, approved a grant of 1,180 restricted stock shares and 1,820 stock purchase warrants to certain officers, directors and employees of 1st Detect.  Additionally, on the same day, an independent committee of the Board of Directors of Astrogenetix, a subsidiary of the Company, approved a grant of 1,550 restricted stock shares and 2,050 stock purchase warrants to certain officers, directors and employees of Astrogenetix.

The Compensation Committee also awarded bonuses to directors, NEOs, and employees in August 2012, in recognition of the employee performance during fiscal year 2012.

Salary and Bonus in Proportion to Total Compensation

We believe that a substantial portion of each NEO’s compensation should be in the form of performance based awards, particularly equity based awards which align the interests of management with that of the shareholders.  In 2012, the total compensation of our NEOs was consistent with this philosophy.  Providing long-term compensation such as equity awards allows the Company to attract and incentivize qualified executives with less cash outlay, and to retain the executives over a longer period.

Outstanding Equity Awards at Fiscal Year 2012 End

The following table shows certain information about unexercised options and restricted stock as of June 30, 2012.

Schedule of Outstanding Equity Awards

	Restricted Stock, Option Awards & Warrants
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2) (4)	Option Exercise Price ($)	Number of Securities Underlying Unexercised Warrants (#) Exercisable (Spacetech)	Number of Securities Underlying Unexercised Warrants/Options (#) Unexercisable (3) (Spacetech)	Unvested Restricted Stock	Unvested Restricted Stock (Spacetech)	Expiration Date

Thomas B. Pickens III	500	—	7.70	—	—	—	—	12/01/2012
	500	—	7.20	—	—	—	—	12/12/2013
	—	112,500	0.71	—	—	—	—	09/13/2021
	—	100,000*	1.20	—	—	—	—	8/21/2022
	—	—	—	1,680	—	—	—	01/19/2017
	—	—	—	—	200	—	—	09/13/2021
	—	—	—	—	—	250,000	—	N/A

Don M. White Jr.	1,200	—	11.50	—	—	—	—	08/09/2016
	37,500	12,500	0.33	—	—	—	—	10/06/2018
	—	31,500	0.71	—	—	—	—	09/13/2021
	—	50,000*	1.20	—	—	—	—	08/21/2022
	—	—	—	—	—	250,000	—	N/A

John M. Porter(5)	100,000	—	0.35	—	—	—	—	10/01/2018
	—	90,000	0.71	—	—	—	—	09/13/2021
	—	—	—	980	—	—	—	01/19/2017
	—	—	—	—	150	—	—	09/13/2021
	—	—	—	—	—	100,000	—	N/A

* Options were awarded in August 2012 for performance in fiscal year 2012.

(1)

All exercisable options will expire 90 days after the date of employee’s termination.

(2)

Options granted on September 13, 2011 and August 21, 2012 vest upon stock price reaching close of business price of $1.50 and expire 10 years from grant date.

(3)

Options granted on September 13, 2011 with an expiration date of September 13, 2021 vest upon certain benchmarks being achieved.

(4)

Mr. White’s 12,500 options with a strike price of $0.33 vest ratable over a four year period.  These 37,500 options represent 75% of the original stock options granted.

(5)

Mr. Porter was terminated on August 3, 2012.

The following table provides information with respect to the vesting of each NEO’s outstanding restricted stock, unexercisable options and warrants:

Schedule of Vesting Astrotech Restricted Stock Grants Named Executive Officer	08/19/2012

Thomas B. Pickens III	250,000

John M. Porter(1)	100,000

Don M. White Jr.	25,000

(1) Mr. Porter was terminated on August 3, 2012 and the 100,000 restricted shares were cancelled on that date.

Schedule of Vesting Astrotech Stock Option Grants Named Executive Officer	10/06/2012	Dependent upon Astrotech Vesting Plan

Thomas B. Pickens III		212,500(1)

Don M. White Jr.	12,500	81,500(1)

John M. Porter(2)		90,000(1)

(1)

Options granted on September 13, 2011 & August 21, 2012, vest upon a closing stock price of $1.50.

(2)

Mr. Porter was terminated on August 3, 2012 and the unvested stock options were cancelled.

Schedule of Vesting Spacetech Stock Option Grants Named Executive Officer	Dependent upon Spacetech Vesting Plan

Thomas B. Pickens III(1)	200

John M. Porter(1) (2)	150

(1)

1st Detect stock options vest upon the earlier of three performance-based criteria, as determined by the Compensation Committee.

(2)

Mr. Porter was terminated on August 3, 2012, Spacetech stock options had not vested at that point and were cancelled.

2012 Option Exercises and Stock Granted

During fiscal year 2012, there were no stock options exercised by the Company’s CEO or other NEOs.

Pension Benefits

All employees of the Company, including NEOs, are eligible to participate in the Astrotech 401(k) plan.  In accordance with this plan, employees are eligible to contribute up to 35°/о of their base salary subject to Internal Revenue Service limitations into the plan with all such contributions being fully vested upon contribution.  The Company will match, dollar for dollar, up to 5% of the employee’s salary.  Employer contributions into the plan vest pro-rata after 3 years of vesting service and are fully vested thereafter.  The Company has no additional pension benefits for its NEOs.

The Company does not have a nonqualified deferred compensation plan and the NEOs have not accrued any benefits or rights to payments other than the Astrotech 401(k) Plan and potential payments upon termination discussed below.

Potential Payments Upon Termination or Change in Control

As noted under Compensation Discussion and Analysis — Post-Termination Compensation, the Company has entered into employment agreements with Mr. Pickens and Mr. White that provide for payments and other benefits in connection with the officer’s termination for a qualifying event or circumstance and for enhanced payments in connection with such termination after a Change in Control (as defined in the applicable agreement).  A description of the terms with respect to each of these types of terminations follows.

Termination Other Than After a Change in Control

The employment agreements provide for payments of certain benefits upon the termination of the employment of the NEO.  The NEO’s rights upon termination of his or her employment depend upon the circumstances of the termination.  Central to an understanding of the rights of each NEO under the employment agreements is an understanding of the definitions of “Cause” and “Good Reason” as those terms are used in those agreements.  For purposes of the employment agreements, the Term of Employment may be terminated at any time by the Company upon any of the following:

•

Death of the NEO;

•

In the event of physical or mental disability where the NEO is unable to perform his/her duties;

•

For Cause or Material Breach where Cause is defined as conviction of certain crimes and/or felonies, and Material Breach is defined to include certain specified failures to perform duties or uphold fiduciary responsibilities; or

•

Otherwise at the discretion of the Company and subject to the termination obligations set forth in the employment agreement.

The NEO may terminate the Term of Employment at any time upon any of the following:

•

Upon the death of the NEO;

•

In the event of physical or mental disability where the NEO is unable to perform his/her duties;

•

Upon the Company’s material reduction in the NEO’s authority, perquisites, position, title or responsibilities or other actions that would give the NEO the right to resign for “Good Reason;” or

•

Otherwise at the discretion of the NEO and subject to the termination obligations set forth in the employment agreement.

The benefits to be provided to the NEO in each of these situations are described in the tables below, which assume that the termination had taken place in fiscal year 2012.

Termination after a Change in Control

A termination after a Change in Control is similar to the severance provisions described above, except that the NEO becomes entitled to benefits under these provisions only if his employment is terminated within twelve months following a Change in Control.  A Change in Control for this purpose is defined to mean (i) the acquisition by any person or entity of the beneficial ownership of securities representing 50% or more of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors of the Company; (ii) the date on which the majority of the members of the Board of Directors of the Company consists of persons other than directors nominated by a majority of the directors on the Board of Directors at the time of their election; and (iii) the consummation of certain types of transactions, including mergers and the sale or other disposition of all, or substantially all, of the Company’s assets.

As with the severance provisions described above, the rights to which the NEO is entitled under the Change in Control provisions upon a termination of employment are dependent on the circumstances of the termination.  The definitions of Cause and other reasons for termination are the same in this termination scenario as in a termination other than after a Change in Control.

Payment Obligations Under Employment Agreements Upon Termination of Employment of NEO

The following tables set forth Astrotech’s potential future payment obligations under the employment agreements under the circumstances specified upon a termination of the employment of our NEOs.  Unless otherwise noted, the descriptions of the payments below are applicable to all of the tables relating to potential payments upon termination or a Change in Control.

Equity Acceleration — The Company’s employment agreements include provisions to accelerate the vesting of outstanding equity awards upon termination, including termination pursuant to a Change in Control.  The Compensation Committee oversees the Astrotech stock incentive plans and is charged with the responsibility of reviewing and granting exceptions to previously issued equity grants on a case by case basis.

Health Care Benefits — The employment agreements generally provide that, after resignation for Good Reason or termination without Cause, the Company will continue providing medical, dental, and vision coverage to the NEO and the NEO’s dependents at least equal to that which would have been provided if the NEO’s employment had not terminated, if such coverage continues to be available to the Company, until the earlier of (a) the date the NEO becomes eligible for any comparable medical benefits provided by any other employer or (b) the end date of an enumerated period following the NEO’s date of termination.

As termination benefits would be payable upon an event following June 30, 2012, the tables below reflect salary changes made by the Compensation Committee for fiscal year 2013.

Thomas B. Pickens III

Benefits and Payments Upon Termination	Resignation For Good Reason or Termination Without Cause ($)(1)	Termination for Other Than Good Reason or Termination With Cause ($)	Resignation for Good Reason or Termination Without Cause After Change-in- Control ($)(2)	Disability ($)	Death ($)

Compensation:
Base Salary	439,000	—	658,500	439,000	439,000
Bonus(3)	109,750	—	164,625	109,750	109,750

Equity(4):
Restricted Stock	270,000	—	270,000	270,000	270,000
Spacetech Equity Awards	258,288	—	258,288	258,288	258,288

Benefits and Perquisites:
Post-Termination Health Care	19,557	—	29,336	19,557	19,557
Accrued Vacation Pay(5)	42,212	42,212	42,212	42,212	42,212
Total:	1,138,807	42,212	1,422,961	1,138,807	1,138,807

(1)

Pursuant to the employment agreement, this estimate assumes twelve months of base salary and benefits after termination.

(2)

Provision on change in control provides for 18 months salary if terminated, which also increases estimated maximum bonus.

(3)

Bonus calculated at 50% of estimated maximum bonus.

(4)

Astrotech equity awards assumed exercise price of $1.08, which was the closing ASTC stock price as of June 30, 2012.  Unvested options with a strike price above market value as of June 30, 2012 were not included in the calculation.  Spacetech warrants were valued based on the Black Scholes Model and Spacetech restricted stock was based on a third party valuation.

(5)

Assumes 5 weeks of accrued vacation upon termination (maximum contractual allowance).

Don M. White Jr.

Benefits and Payments Upon Termination	Resignation for Good Reason or Termination Without Cause ($)(1)	Termination for Other Than Good Reason or Termination With Cause ($)	Resignation for Good Reason or Termination Without Cause After Change-in Control ($)(2)	Disability ($)	Death ($)

Compensation(3):
Base Salary	123,500	—	168,750	123,500	123,500
Bonus(3)	61,750	—	92,625	61,750	61,750

Equity:
Restricted Stock(4)	27,000	—	27,000	27,000	27,000
Options(3)	28,125	—	28,125	28,125	28,125

Benefits and Perquisites:
Post-Termination Health Care	6,998	—	10,497	6,998	6,998
Accrued Vacation Pay(6)	23,750	23,750	23,750	23,750	23,750
Total:	271,123	23,750	350,747	271,123	271,123

(1)

Pursuant to the employment agreement, this estimate assumes six months of base salary and benefits after termination.

(2)

Provision on change in control provides for nine months salary if terminated, which also increase estimated maximum bonus.

(3)

Bonus estimated at 50% of maximum bonus.

(4)

Equity awards assumed exercise price of $1.08, which was the ASTC closing stock price as of June 30, 2012.

(5)

Option awards assumed market price of $1.08, which was the ASTC closing stock price as of June 30, 2012.  Unvested options with a strike price above market value as of June 30, 2012, were not included in the calculation.

(6)

Assumes five weeks of accrued vacation upon termination (maximum contractual allowance).

DIRECTOR COMPENSATION

Overview

Astrotech’s director compensation program consists of cash-based as well as equity-based compensation.  The Board of Directors recognizes that cash compensation is an integral part of the compensation program and has instituted a fixed and variable fee structure to provide compensation relative to the required time commitment of each director.  The equity component of Astrotech’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our Shareholders.

Cash-Based Compensation

Company directors, other than the Chairman of the Audit Committee and Chairman of the Compensation Committee, receive an annual stipend of $30,000 paid upon the annual election of each non-employee director or upon joining the Board of Directors.  The Chairman of the Audit Committee receives an annual stipend of $40,000 and the Chairman of the Compensation Committee and the Governance and Nominated Committee receive an annual stipend of $35,000, recognizing the additional duties and responsibilities of those roles.  In addition, each non-employee director receives a meeting fee of $3,000 for each meeting of the Board of Directors attended in person and $1,000 for each such meeting attended by conference call.

Audit Committee members received $750 for attendance to meetings in person or by conference call, while the Compensation Committee and the Governance and Nominating Committee members received $500 for attendance to meetings in person or by conference call.  All directors are reimbursed ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with Travel and Entertainment Expense Reimbursement policy applicable to all employees of the Company.

Equity-Based Compensation

Under provisions adopted by the Board of Directors, each non-employee director receives 25,000 shares of restricted common stock issued upon his first election to the Board of Directors, subject to board discretion.  Restricted stock and stock options granted typically vest 25% annually, beginning after one year and terminate in 10 years.  Already vested shares do not expire upon termination of the director’s term on the Board of Directors.

Pension and Benefits

The non-employee directors are not eligible to participate in the Company’s benefits plans, including the 401(k) plan.  Indemnification Agreements

The Company is party to indemnification agreements with each of its directors that require the Company to indemnify the directors to the fullest extent permitted by Washington state law.  The Company’s certificate of incorporation also requires the Company to indemnify both the directors and officers of the Company to the fullest extent permitted by Washington state law.

Fiscal Year 2012 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)	Stock Options ($)	All other Compensation ($)	Total ($)

Mark Adams	41,000	—	26,022	—	67,022
John A. Oliva	56,250	—	26,022	—	82,272
William F. Readdy	39,500	—	26,022	—	65,522
Sha-Chelle Manning	40,750	—	26,022	—	66,772
Daniel T. Russler, Jr.	50,750	—	26,022	—	76,772
Total	228,250	—	130,110	—	358,360

Securities Authorized for Issuance Under Equity Compensation Plans.

Equity Compensation Plan Information

The following table is as of June 30, 2012.

Plans Previously Approved by Security Holder	Options Authorized	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available at June 30, 2012 For future issuance under equity compensation plans (excluding securities reflected in column (a)

The 1994 Plan(1)	395,000	8,600	$13.56	—
Directors Stock Option Plan(2)	50,000	6,500	$7.00	38,500
1997 Employee Stock Purchase Plan(3)	150,000	—	N/A	1,735
2008 Stock Incentive Plan(4)	5,500,000	761,650	$0.00	36,418
2011 Stock Incentive Plan(5)	1,750,000	364,000	$0.71	1,386,000
2011 1st Detect Stock Incentive Plan(6)	2,500	955	$212.00	1,545

(1)

Under the terms of the 1994 Plan, the number and price of the options granted to employees is determined by the Board of Directors and such options vest, in most cases, incrementally over a period of four years and expire no more than ten years after the date of grant.  As of October 2010, additional shares cannot be granted from the 1994 Plan.

(2)

Options under the Directors’ Plan vest after one year and expire seven years from the date of grant.  No shares were granted from the Directors’ Plan during fiscal year 2012.

(3)

The Employee Stock Purchase plan allowed eligible employees to purchase shares of Common Stock of the Company at prices no less than 85% of the current market price.  Company discontinued employee purchases of common stock under the plan in the fourth quarter of fiscal year 2007.

(4)

The 2008 Stock Incentive Plan authorizes the award of stock grants, restricted stock and stock options.  The number and price of the awards granted to employees is determined by the Board of Directors and such options vest, in most cases, incrementally over a period of four years and expire no more than ten years after the date of grant.  As of June 30, 2012, 671,813 shares of unvested restricted stock were outstanding.

(5)

The 2011 Stock Incentive Plan authorizes the award of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards payable in cash or common stock, and other incentive awards.  The number and price of the awards granted to employees is determined by the Board of Directors, and options expire no more than 10 years from the date of the grant.

(6)

The 2011 1st Detect Stock Incentive Plan authorized the award of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards payable in cash or common stock, and other incentive awards.  The number and price of the awards granted to employees is determined by the Board of Directors, and options expire no more than 10 years from the date of the grant.

Additional information on the Company’s equity compensation plan can be found under Item 11- Executive Compensation, above.

PROPOSAL 2 – APPOINTMENT OF INDEPENDENT AUDITORS

On October 15, 2012, the Astrotech Audit Committee engaged Ernst & Young, LLP as independent auditor for the fiscal year ending June 30, 2013.  With regards to this proposal, the Board of Directors is requesting the shareholders to ratify the appointment of Ernst & Young, LLP as independent auditor for the fiscal year ending June 30, 2013.  Ratification requires the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote on the matter.

Ratification Requirements and Governance

There is no requirement that the Company submit the appointment of independent auditors to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails, but Astrotech believes that it is sound corporate governance to submit the matter to shareholder vote. The Sarbanes-Oxley Act of 2002 states the Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditor. As such, the Audit Committee may consider the appointment of other independent auditors if the shareholders choose not to ratify the appointment of Ernst & Young, LLP. Additionally, the Audit Committee may terminate the appointment of Ernst & Young, LLP as the Company’s independent auditors without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.

Independence

In making its recommendation to ratify the appointment of Ernst & Young, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013, the Audit Committee has considered whether the provision of non-audit services by Ernst & Young, LLP is compatible with maintaining the independence of Ernst & Young, LLP. During fiscal year 2012, Ernst & Young, LLP did not provide any non-audit services to Astrotech.

Annual Meeting Representation

Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions from the shareholders present.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of Ernst & Young, the Company’s independent auditors. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals; provided, however, that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditors.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

Audit Fees

The aggregate fees expensed for each of the last two fiscal years for professional services rendered by Ernst & Young, LLP for the audit of the Company’s annual financials and review of financials contained in the Company’s quarterly reports were $205,792 for fiscal year ended June 30, 2012 and $194,000 for fiscal year ended June 30, 2011.

Audit-Related Fees

There were no audit-related fees billed by or to be billed by Ernst & Young, LLP for fiscal years ended June 30, 2012 or 2011.

Tax Fees

Ernst & Young, LLP did not provided tax related services to the Company during fiscal years 2012 or 2011.

All Other Fees

The Company paid no other fees to Ernst & Young, LLP during fiscal year 2012 or 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE

APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR

ENDING JUNE 30, 2013

Report of the Audit Committee

The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in May 2004. Astrotech’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Astrotech’s independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors. The Audit Committee is also directly responsible for selecting and evaluating the independent auditors; reviewing, with the independent auditors, the plans and scope of the audit engagement; and reviewing with the independent auditors their objectivity and independence.

The members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and Astrotech’s independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States, or that Astrotech’s independent auditors are in fact “independent” for fiscal year 2012. The Board of Directors has determined that for fiscal year 2012, John A. Oliva, Daniel T. Russler, Jr. and Sha-Chelle Manning were audit committee financial experts and such persons are independent as defined under the federal securities laws.

In connection with the preparation of the audited financial statements included in Astrotech’s Annual Report on Form 10-K for the year ended June 30, 2012:

•

The Audit Committee reviewed and discussed the audited financial statements with the independent auditors and management.

•

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In general, these auditing standards require the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates, and audit adjustments; disagreements with management; and the auditors’ judgment about the quality of the Company’s accounting principles.

•

The Audit Committee received from the independent auditors written disclosures and the letter regarding their independence required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with the auditors their independence. In general, Independence Standards Board Standard No. 1 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and Astrotech that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent auditors’ provision of non-audit services to Astrotech was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2012 be included in Astrotech’s Annual Report on Form 10-K filed with the SEC.

This report is submitted by the members of the Audit Committee of the Board of Directors:

John A. Oliva (Chairman)

Daniel T. Russler, Jr.

Sha-Chelle Manning

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

PROPOSAL 3 – SAY-ON-PAY ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Shareholders are being asked to approve, on an advisory basis, the compensation of our named executive officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables and related material included in this Proxy Statement.  This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to express your reviews on our named executive officers’ compensation.  Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement.

As described under “Compensation Discussion and Analysis,” our executive compensation programs are designed to be competitive with those of other companies that compete for highly skilled technical employees and executives.  Our performance-based compensation system is intended to include incentives for innovation and entrepreneurial spirit.  The Compensation Committee oversees our executive compensation program, including the compensation of our named executive officers.  All members of our Compensation Committee are independent directors, within the meaning of NASDAQ listing standards, and the Compensation Committee engages and receives advice from an independent compensation consultant.

The Compensation Committee strives to achieve our strategic objectives by designing our compensation program to offer competitive base compensation to attract and retain experienced, qualified executives while offering incentives to foster the innovation and entrepreneurial spirit necessary for executing our business strategy and rewards for successful achievement of performance goals.  In designing our executive compensation program, we are guided by five principles:

•

Establish target compensation levels that are competitive within the industries and the markets in which we compete for executive talent;

•

Structure executive compensation so that our executives share in Astrotech’s successes and failures by correlating compensation with target levels based upon business performance;

•

Link pay to performance by making a percentage of total executive compensation variable, or “at risk”, through an annual determination of performance-based incentive compensation;

•

Align a portion of executive pay with shareholder interests through equity awards; and

•

Maintain a company-wide entrepreneurial atmosphere by minimizing special “executive only” benefits or prerequisites.

Our Compensation Committee and our Board believe our overall process effectively implements our compensation philosophy and achieves our goals.  Accordingly, we ask you to vote FOR the following resolution at our Annual Meeting:

“RESOLVED, that Astrotech Corporation’s shareholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the executive compensation tables and related narrative discussion.”

This vote on the named executive officer compensation is advisory, and therefore will not be binding on the Company and will not affect, limit or augment any existing compensation or awards.  However, we value our shareholders’ opinions and the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL.  PROXIES SOLICITED BY

THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR VOTING

INSTRUCTIONS.

PROPOSAL 4 – SAY-ON-FREQUENCY ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER SAY-ON-PAY VOTES

General

In addition to the “Say-on-Pay” proposal above, shareholders are being asked to vote, on an advisory basis, on how frequently Astrotech should present shareholders with a Say-on-Pay vote on the compensation of our named executive officers.  You may vote to have a Say-on-Pay vote held annually, every two years or every three years, or you may abstain.  As required under SEC rules, this non-binding “frequency” vote will be presented to shareholders at least once every six years beginning with this Annual Meeting.

Our Board of Directors determined that an advisory vote on named executive officer compensation every three years is the most appropriate alternative for Astrotech at this time and recommends that you vote for a three-year interval for the advisory shareholder vote on named executive officer compensation.

This vote on the frequency of shareholder Say-on-Pay votes is advisory, and therefore will not be binding on the Company.  However, we value our shareholders’ opinions and the Compensation Committee will take into account the outcome of the vote when recommending a Say-on-Pay voting frequency to the Board.  In voting on this proposal, you should be aware that you are not voting “for” or “against” the Board’s recommendation on the frequency of holding advisory stockholder Say-on-Pay votes.  Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting on this proposal.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE “3 YEAR” OPTION IN THE

ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER SAY-ON-PAY VOTES ON THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS.  PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS

SPECIFY A CONTRARY CHOICE IN THEIR VOTING INSTRUCTIONS.

ADDITIONAL INFORMATION

Proxy Solicitation Expense

For the Annual Meeting, the Company has engaged Morrow & Co., LLC, 470 West Ave., Stamford, Connecticut 06902, to assist in soliciting proxies.  Morrow has been paid a fee of $25,000 and is entitled to receive additional payments of up to $50,000, upon the occurrence of certain events, plus out-of-pocket expenses for this service. We do not expect our aggregate expenses related to our solicitation of proxies, other than Morrow's fees, to exceed those normally spent for an Annual Meeting. In addition to solicitation by mail, directors, officers, and employees of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. The Company has retained Mediant Communications to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.

Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting

The proxy rules adopted by the SEC provide that certain shareholder proposals must be included in the Proxy Statement for the Company’s 2014 Annual Meeting. For a proposal to be considered for inclusion in the Company’s proxy materials for the Company’s 2014 Annual Meeting of Shareholders, it must be received in writing by the Company on or before December 27, 2013 at its principal office, 401 Congress Ave, Suite 1650, Austin, Texas, 78701, Attention: Secretary. If the Company receives notice of a shareholder’s intent to present a proposal at the Company’s 2014 Annual Meeting after December 27, 2013, the Company will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in the Company’s proxy materials. Shareholders who wish to submit a proposal at next year’s Annual Meeting must submit notice of the proposal, in writing, to the Company at the address set forth above. Notwithstanding the foregoing, in the event that the Company changes the 2014 Annual Meeting more than 30 days from the date of this year’s Annual Meeting, the Company will provide the deadline for submissions of shareholder proposals in an annual, quarterly or current report, so as to provide notice of such submission deadline to shareholders, which shall be a reasonable time before the Company begins to print and send its proxy materials.

Discretionary Voting of Proxies on Other Matters

The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household.  The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address and telephone number: 401 Congress Ave, Suite 1650, Austin, Texas, 78701, Attention: Secretary; telephone: (512) 485-9530.  If you want to receive separate copies of the Company’s annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

Dissenters’ Right of Appraisal

No action will be take in connection with the proposals described in this Proxy Statement for which Washington law, the Company’s Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares.  Thus, there are no Dissenters’ Rights involved.

Incorporation by Reference

A copy of our Quarterly Report on Form 10-Q for the period ended December 31, 2012, including financial statements, accompanies this proxy statement. We are incorporating by reference from this Quarterly Report the financial statements and supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk for the period discussed in the Quarterly Report. A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, including financial statements, accompanies this proxy statement. We are also incorporating by reference from this Annual Report, the Company’s financial statements, supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk required pursuant to Item 13(a) of the SEC’s proxy rules. The information that is incorporated by reference is available to the public over the Internet at the SEC’s web site at http://www.sec.gov.

OTHER MATTERS

Mr. John Porter has stated his intention to propose four director nominees for election at the Annual Meeting.  Your Corporate Governance and Nominating Committee and Board of Directors urge you to vote only for your Board’s proposed nominees and against Mr. Porter’s nominees by returning the proxy card provided with these materials and ignoring all other proxy cards.  If you previously voted using another proxy card, you can revoke that vote by using the instructions on the proxy card provided with these materials to vote by telephone or internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.

The Company’s Annual Report on Form 10-K, including the Company’s audited financial statements for the year ended June 30, 2012 and the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2012 are being distributed to all shareholders of record as of the record date.

By Order of the Board of Directors,

Carlisle Kirkpatrick
Chief Financial Officer, Treasurer and Secretary

Austin, Texas

ANNUAL MEETING OF ASTROTECH CORPORATION

Date: April 26, 2013
Time: 9:00 A.M. (Central Time)
Place: West 6th Street, 21st Floor, Austin, TX 78701

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: THE NOTICE OF MEETING, PROXY STATEMENT AND WHITE PROXY CARD ARE AVAILABLE AT: WWW.ASTROTECH.COM/INVESTORS/PROXY-STATEMENTS

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors recommends a vote **FOR** proposals 1, 2 and 3, and 3 years on proposal 4

1: Election of Directors

01 Thomas B. Pickens III
02 Mark Adams
03 John A. Oliva
04 Sha-Chelle Manning
05 William F. Readdy
06 Daniel T. Russler, Jr.

Vote For All Nominees	Withhold Vote From All Nominees	*Vote For All Except
☐	☐	☐

***INSTRUCTIONS:** To withhold authority to vote for any nominee, mark the "Exception" box and write the number(s) in the space provided to the right.

____

	For	Against	Abstain		Directors Recommend ↓
2: Ratify Ernst & Young, LLP as the independent auditor.	☐	☐	☐		For
3: Advisory vote to approve compensation of named executive officers.	☐	☐	☐		For
	1 Year	2 Years	3 Years	Abstain	
4: Frequency of advisory vote to approve the compensation of named executive officers.	☐	☐	☐	☐	3 Years

To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

To attend the meeting and vote your shares in person, please mark this box. ☐

Authorized Signatures - This section must be completed for your vote to be counted.

_______________ Please Sign Here   _______________ Please Date Above

_______________ Please Sign Here   _______________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual Meeting of Astrotech Corporation to be held on Friday, April 26, 2013 for Holders as of March 7, 2013

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/astc
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

866-390-5376
- Use any touch-tone telephone.
- **Have your White Proxy Card ready.**
- Follow the simple recorded instructions.
- There is no charge to you for the call.

OR

MAIL
- Mark, sign and date your White Proxy Card.
- Detach your White Proxy Card.
- Return your White Proxy Card in the postage-paid envelope provided.

The undersigned hereby appoints Thomas B. Pickens III and Carlisle Kirkpatrick as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes him to vote all the shares of capital stock of Astrotech Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorney to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2 AND 3, AND 3 YEARS WILL BE SELECTED FOR THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

All votes must be received by 5:00 P.M., Eastern Time, April 25, 2013.

PROXY TABULATOR FOR

ASTROTECH CORPORATION
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

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Revocable Proxy — Astrotech Corporation
Annual Meeting of Shareholders
April 26, 2013, 9:00 A.M. (Central Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Thomas B. Pickens III, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Astrotech Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Thursday, April 26, 2013 at 9:00 A.M. (Central) at the West 6th Street, 21st Floor, Austin, Texas 78701 and any and all postponements or adjournments thereof, as set forth below.

This proxy is revocable and will be voted as directed, at the discretion of the proxy holder, on any other matters that may come before the Annual Meeting or any and all postponements or adjournments thereof, but if no instructions are specified, this proxy will be voted:

FOR the nominees for directors specified;
FOR the ratification of Ernst & Young, LLP as independent auditor;
FOR the advisory vote to approve compensation of named executive officers;
AND 3 YEARS for the frequency of advisory vote to approve the compensation of named executive officers.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

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